UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 5, 2021

_____________________

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Suite 101, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 5, 2021, Tonix Pharmaceuticals Holding Corp (the “Company”) issued a press release announcing the signing of a second research collaboration agreement with Massachusetts General Hospital, a teaching hospital of Harvard Medical School, to develop its TNX-1500 product candidate, a humanized monoclonal antibody (mAb) that targets the CD40-ligand (also known as CD154, T-BAM or 5c8 antigen1) for the prevention and treatment of organ transplant rejection. A copy of the press release is furnished as Exhibit 99.01 hereto and incorporated herein by reference.

The Company updated its investor presentation, which is used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. A copy of the presentation is filed as Exhibit 99.02 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01 and 99.02 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On January 5, 2021, the Company announced the signing of a second research collaboration agreement with Massachusetts General Hospital to develop its TNX-1500 product candidate for the prevention and treatment of organ transplant rejection. The new collaboration will focus on kidney transplantation, while an earlier collaboration with MGH is focused on heart transplantation.

Transplantation experts led by Tatsuo Kawai, M.D., Ph.D., Surgical Director of the Living Donor Transplantation and Dialysis Access Program at MGH and Professor of Surgery at Harvard Medical School will study TNX-1500 in kidney transplantation in a variety of models including non-human primates. The goal of the collaboration is to advance TNX-1500 as a potential first-in-class therapeutic to prevent and treat kidney transplant rejection.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.01 99.02	Press Release of the Company, dated January 5, 2021 Corporate Presentation by the Company for January 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: January 5, 2021	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer